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                          TERMINATION AGREEMENT AND RELEASE


    This Termination Agreement and Release dated July 24, 1995 (this "Agreement") is by and among ProNet Inc., a Delaware corporation ("ProNet"), ProNet Subsidiary, Inc., a Delaware corporation and direct wholly owned subsidiary of ProNet ("Merger Sub"), and Teletouch Communications, Inc., a Delaware corporation ( the "Company"). ProNet and Merger Sub are sometimes collectively referred to herein as the "ProNet Companies."

    WHEREAS, the parties hereto are the parties to that certain Agreement and Plan of Merge dated April 15, 1996, as amended (the "Merger Agreement'); and

    WHEREAS, the parties hereto desire to terminate the Merger Agreement in all respects;

    NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

    1. TERMINATION. The parties hereto acknowledge and agree that the Merger Agreement, including, without limitation, Sections 5.05(d), 8.05 and 9.01, is hereby terminated in all respects and shall have no further force or effect.

    2. RELEASE BY PRONET COMPANIES. For and in consideration of the mutual covenants set forth in this Agreement, and except with respect to the matters referenced in Sections 4 and 5 hereof, the ProNet Companies hereby agree to and do release and discharge the Company from any and all claims, claims for attorneys' fees, claims for compensatory and punitive damages, consequential damages, losses, expenses, costs, demands, actions, and causes of action, of every kind and nature, known or unknown, existing or claimed to exist, arising out of or in any way connected with any actual or alleged act, conduct, practice, procedure, term, condition, privilege, standard, system, limitation, statement (oral or written), representation, incident, or event related or pertaining to the Merger Agreement, whether designed, intended or unintentional, including without limitation (a) any claims that could be asserted under the common law, including any contract claims, (b) any claims that could be asserted under any federal or state statute, (c) any claims that could be asserted under any federal or state regulation, (d) any other claims of whatever kind or character and (e) any claim for reimbursement of any expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, including without limitation, expenses under Section 8.05 of the Merger Agreement. The ProNet Companies covenant and agree not to sue the Company for any of the matters herein released

    3. RELEASE BY COMPANY. For and in consideration of the mutual covenants set forth in this Agreement, and except with respect to the matters referenced in Sections 4 and 5 hereof, the Company hereby agrees to and does release and discharge the ProNet Companies from any and all claims, claims for attorneys' fees, claims for compensatory and punitive damages, consequential damages, damages, losses, expenses, costs, demands, actions, and causes of action, of every kind and nature, known or unknown, existing or claimed to exist, arising out of or in any way connected with any actual or alleged act, conduct, practice, procedure, term, condition, privilege, standard, system, limitation, statement (oral or written), representation, incident, or event related or pertaining to the


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Merger Agreement, whether designed, intended or unintentional, including without limitation (a) any claims that could be asserted under the common law, including any contract claims, (b) any claims that could be asserted under any federal or state statute, (c) any claims that could be asserted under any federal or state regulation, (d) any other claims of whatever kind or character and (e) any claim for reimbursement of any expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, including without limitation, expenses under section 8.05 of the Merger Agreement. The Company covenants and agrees not to sue the ProNet Companies for any of the matters herein released.

    4. CERTAIN COMMUNICATIONS. ProNet and the Company shall consult with each other before issuing any press release or otherwise making any written or electronic public statements with respect to the other party, this Agreement or the Merger Agreement and shall not issue any such press release or make any such written or electronic public statement without the prior consent of the other party. In addition, the parties hereto agree that they shall not make any disparaging comments about the other in any statement to a third party or in any public announcement.

    5. VIP TRANSACTION. ProNet hereby assigns the letter of intent dated as of May 1, 1996 (which has expired by its terms), between Contact Communications Inc., a Delaware corporation and wholly owned subsidiary of ProNet and Ventures in Paging, L.L.C. ("VIP") regarding the acquisition of the paging assets of VIP and certain affiliated parties and any and all rights ProNet has against VIP or the former owners of VIP and hereby agrees that it will not, directly or indirectly, pursue or consummate any transaction related to the paging assets of VIP and those certain affiliated parties or the stock thereof. Teletouch may unilaterally reject such assignment by written notice to ProNet within 10 business days of the date hereof. ProNet further agrees to take all action (without incurring any out-of-pocket expenses which are not de minimus) necessary or reasonably requested by Teletouch in furtherance of the foregoing paragraph (including, without limitation, cooperating in all filings and applications with the Federal Communications Commission and, subject to the consent of VIP, providing Teletouch with copies of all materials provided by VIP to ProNet to aid ProNet's diligence process).

    6.   CONFIDENTIALITY; RETURN OF INFORMATION.  The parties hereto (the
ProNet Companies being considered one party for the purposes of this section) shall hold in confidence all nonpublic information received from the other party to this Agreement unless required to be disclosed by law or until such time as such information is otherwise publicly available and each party will deliver to the other party all documents, work papers and other materials (including copies) obtained by such party or on its behalf from the other party as a result of the Merger Agreement or in connection therewith, whether so obtained before or after the execution thereof. Each party will destroy any notes, analyses, compilations, studies or other documents prepared by such party, its directors, officers, shareholders, employees, agents, advisors, lenders, contractors, subsidiaries, affiliates or representatives which contain or otherwise reflect or are generated from such information.

    7. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without respect to conflict of law principles.

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    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                  PRONET INC.


                                  By:  /S/ MARK A. SOLLS
                                       ----------------------------------------

                                  Name:  MARK A. SOLLS
                                         --------------------------------------
                                  Title: VICE PRESIDENT
                                         --------------------------------------
                                  PRONET SUBSIDIARY, INC.

                                  By:   /s/ MARK A. SOLLS
                                        ---------------------------------------
                                  Name: MARK A. SOLLS
                                        ---------------------------------------
                                  Title: VICE PRESIDENT
                                         --------------------------------------
                                  TELETOUCH COMMUNICATIONS, INC.

                                  By:   /s/ ROBERT M. McMURREY
                                        ---------------------------------------
                                  Name: ROBERT M. McMURREY
                                        ---------------------------------------
                                  Title: CEO
                                         --------------------------------------


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